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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 21, 2006




                            COGNITRONICS CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEW YORK                   1-8496                      13-1953544
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                  3 CORPORATE DRIVE, DANBURY, CONNECTICUT 06810
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          (Address of principal executive offices, including zip code)


                                 (203) 830-3400
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

           On November 21, 2006, in connection with his appointment as Vice President, Chief Financial Officer and Treasurer of Cognitronics Corporation (the "Company"), the Company entered into a Restricted Stock Agreement with John Steinkrauss pursuant to which Mr. Steinkrauss was granted 75,000 shares of restricted common stock of the Company. The restricted shares were issued pursuant to the private placement exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. A description of the Restricted Stock Agreement is provided in Item 5.02 hereof and is incorporated by reference herein.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Effective November 21, 2006, Garrett Sullivan resigned from his positions as Treasurer and Chief Financial Officer of the Company.

(c) On November 21, 2006, the Company appointed John Steinkrauss as its Vice President, Chief Financial Officer and Treasurer. Mr. Steinkrauss, age 60, served as Senior Vice President & CFO of IntelliReach Corporation from September 2004 to July 2006, and as Vice President - Finance of Stargus, Inc. from April 2004 to July 2004. He was an independent consultant providing financial management services from October 2002 to April 2004. From April 2002 to October 2002 he was division controller of Digimarc ID Systems. Earlier in his career, he served as a senior financial executive for a number of high-tech firms including eRunway, Lancast, Insci Corp., Laser Recording Systems, Racal-Redac, Agfa-Compugraphic, EPSCO and Digital Equipment Corp. He is a graduate of Boston College and also holds an MBA degree from the Tuck School at Dartmouth.

Employment Agreement with John Steinkrauss
------------------------------------------

           On November 21, 2006, the Company entered into an Employment Agreement with John Steinkrauss (the "Employment Agreement"), pursuant to which Mr. Steinkrauss will assume the positions of Vice President, Chief Financial Officer and Treasurer of the Company. Under the terms of the Employment Agreement, Mr. Steinkrauss will be employed on an "at will" basis, will receive an annual base salary of One Hundred Sixty Five Thousand Dollars ($165,000) and will be eligible for an annual cash bonus as determined at the sole discretion of the Compensation Committee of the Board of Directors. Mr. Steinkrauss will also be entitled to participate in all employee benefit programs of the Company, as such programs may be in effect from time to time. Mr. Steinkrauss will also receive a grant of 75,000 shares of restricted stock, as described in greater detail under the heading "Restricted Stock Agreement with John Steinkrauss" below.

           If the Company terminates Mr. Steinkrauss' employment without Serious Cause (as defined in the Employment Agreement) or Mr. Steinkrauss terminates his employment for Good Reason (as defined in the Employment Agreement), the Company will continue to pay Mr. Steinkrauss his then-current base salary for a period of six (6) months from the date of such termination and he shall be entitled to participate in the Company's health benefit plans (with standard employee payment not to exceed the payment level prior to termination) for the six (6) month period. If Mr. Steinkrauss' employment is terminated by the Company (or successor thereto) without Serious Cause or Mr. Steinkrauss terminates employment with the Company (or

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successor thereto) for Good Reason, within the period commencing on the date that a Change of Control (as defined in the Employment Agreement) is formally proposed to the Company's Board of Directors and ending on the second anniversary of the date on which such Change of Control occurs, then Mr. Steinkrauss will be entitled to receive his then-current base salary for a period of one (1) year from the date of such termination and in addition will be entitled to participate in the Company's health benefit plans (with standard employee payment not to exceed the payment level prior to the change in control) for the period of one (1) year. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Restricted Stock Agreement with John Steinkrauss
------------------------------------------------

           On November 21, 2006, as a material inducement to Mr. Steinkrauss becoming the Vice President, Chief Financial Officer and Treasurer of the Company, the Company entered into a Restricted Stock Agreement (the "Restricted Stock Agreement") with Mr. Steinkrauss pursuant to which the Company granted to Mr. Steinkrauss Seventy-Five Thousand (75,000) shares of common stock of the Company. The restrictions with respect to these shares will lapse on the earlier of: (i) the fourth anniversary of the date of grant, (ii) the date the Company terminates the employment of Mr. Steinkrauss without "Serious Cause" (as such term in defined in the Employment Agreement) or (iii) a Change in Control of the Company (as defined in the Restricted Stock Agreement).

           The foregoing shares of restricted stock were issued as an inducement grant in accordance with the exemption from shareholder approval provided in
Section 711(a) of the American Stock Exchange Company Guide.

           The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

           On November 22, 2006, the Company issued a press release with respect to the matters described herein, which press release is attached as Exhibit 99.1 hereto.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     EXHIBITS - The following exhibits are filed as part of this report:

10.1    Employment Agreement between the Registrant and John Steinkrauss
10.2    Restricted Stock Agreement between the Registrant and John Steinkrauss
99.1    Press Release dated November 22, 2006


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       COGNITRONICS CORPORATION



Date:      November 27, 2006           By: /s/ Michael G. Mitchell
                                           -------------------------------------
                                           Michael G. Mitchell
                                           President and Chief Executive Officer




























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